UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2020

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 28, 2020, Cable One, Inc. (the “Company”) entered into an Equity Purchase Agreement, dated as of September 28, 2020 (the “Purchase Agreement”), by and among the Company; Mega Broadband Investments Holdings LLC, a Delaware limited liability (“MBI”); Mega Broadband Splitter, LP, a Delaware limited partnership; Mega Broadband Blocker, Inc., a Delaware corporation (“Blocker”); and GTCR Fund XII/C LP, a Delaware Limited Partnership (“Blocker Seller”). MBI provides high-speed data, television, and voice services to residential and business customers in rural markets in 16 states under the Vyve Broadband brand and is owned by funds affiliated with GTCR LLC, a leading private equity firm based in Chicago.

Under the terms of the Purchase Agreement, the Company will pay a purchase price currently estimated to be $574.1 million in cash, a portion of which will be paid to Blocker Seller for existing equity interests in Blocker, and the remainder of which will be paid to MBI for newly issued membership interests in MBI. The purchase price is subject to adjustment for certain new debt incurrences and transaction expenses. Giving effect to the transactions contemplated by the Purchase Agreement, including the distribution of the proceeds paid to MBI to the existing equity holders of MBI, the Company will hold, through its direct and indirect ownership, an approximate 45% equity interest in MBI immediately following the closing. The Company expects to finance the transactions through cash on hand.

The closing of the transactions contemplated by the Purchase Agreement is subject to customary conditions, including the accuracy of the representations and warranties made by the parties and the absence of regulatory impediments. The Company currently anticipates that the transactions will be completed during the fourth quarter of 2020.

On the closing date, as a condition to the closing of the transactions contemplated by the Purchase Agreement, the Company, MBI, and certain investors affiliated with Blocker Seller (the “GTCR Investors”) will enter into an amended and restated limited liability company agreement of MBI (the “Operating Agreement”) setting forth certain governance and other rights of the members of MBI. Under the Operating Agreement, the Company will have the right, but not the obligation, exercisable any time between the first quarter of 2023 and the second quarter of 2024, inclusive, to acquire all but not less than all of the direct and indirect membership interests in MBI not then held by the Company from the other members of MBI (the “call right”). If the call right is not exercised, the GTCR Investors will have the right, but not the obligation, exercisable during the third quarter of 2025, to sell (and to cause all members of MBI other than the Company to sell) to the Company all but not less than all of the direct and indirect membership interests in MBI not then held by the Company (the “put right”). The purchase price to be applied upon the exercise of the call right or the put right, as applicable, will be calculated under a formula to be set forth in the Operating Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement for the purpose of allocating contractual risk between those parties and do not establish such matters as facts. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of the Company, MBI or any of their respective subsidiaries or affiliates.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s and MBI’s industry, businesses, strategies, dividend policies, financial results and financial conditions as well as anticipated impacts from the COVID-19 pandemic on the Company’s and MBI and future responses. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors , certain of which are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the “Second Quarter 2020 Form 10-Q”) as filed with the Securities and Exchange Commission (the “SEC”):

●	uncertainties as to the timing of the transactions and the risk that it may not be completed in a timely manner or at all;

●
the possibility that any or all of the conditions to the consummation of the transactions may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations, or restrictions placed in connection with such approvals);

●
the effect of the announcement or pendency of the transactions on the Company’s or MBI’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

●	risks relating to diverting management’s attention from the Company’s or MBI’s ongoing business operations;
●
risks relating to the Company’s initial minority ownership position in MBI, including its ability to appoint only a minority of members of the board of managers of MBI, the fact that the managers of MBI will not owe the same fiduciary duties to the Company that directors of a corporation would owe to shareholders, and the limited category of transactions for which the Company’s consent will be needed under the Operating Agreement;

●
uncertainties related to the exercise of the call option or the put option, including the Company’s ability to finance the purchase of the remaining membership interests in MBI on terms acceptable to the Company or at all;

●
following the exercise of the call option or the put option (if applicable), the Company’s ability to integrate MBI’s operations into its own as well as uncertainties as to the Company’s ability and the amount of time necessary to realize the expected synergies and other benefits of the transaction;

●	the duration and severity of the COVID-19 pandemic and its effects on the Company’s and MBI’s businesses, financial conditions, results of operations and cash flows;
●	rising levels of competition from historical and new entrants into the Company’s markets;
●	recent and future changes in technology;
●	the Company’s ability to continue to grow its business services products;
●	increases in programming costs and retransmission fees;
●	the Company’s ability to obtain hardware, software and operational support from vendors;
●	the effects of any new significant acquisitions and strategic investments by the Company;
●	risks that the Company’s rebranding may not produce the benefits expected;
●	damage to the Company’s reputation or brand image;
●	risks that the implementation of the Company’s new enterprise resource planning system disrupts business operations;
●	adverse economic conditions;
●	the integrity and security of the Company’s network and information systems;
●	the impact of possible security breaches and other disruptions, including cyber-attacks;
●	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against it;
●	the Company’s ability to retain key employees;
●	legislative or regulatory efforts to impose network neutrality and other new requirements on the Company’s data services;
●	additional regulation of the Company’s video and voice services;
●	the Company’s ability to renew cable system franchises;
●	increases in pole attachment costs;
●	changes in local governmental franchising authority and broadcast carriage regulations;
●	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;
●	the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;
●	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;
●	the Company’s ability to incur future indebtedness;
●	fluctuations in the Company’s stock price;
●	the Company’s ability to continue to pay dividends;
●	dilution from equity awards and potential stock issuances;
●	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes and the liabilities for directors; and
●
the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to its latest Annual Report on Form 10-K as filed with the SEC and subsequently filed Quarterly Reports on Form 10-Q.

Any forward-looking statements made by the Company in this communication speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 7.01	Regulation FD Disclosure

On September 28, 2020, the Company and MBI issued a joint press release announcing the Company’s agreement to acquire a minority equity interest in MBI. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release issued by Cable One, Inc. and MBI on September 28, 2020.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: September 28, 2020